                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated February 6, 2003,  accompanying the consolidated financial  statements included in the Annual Report of Gateway Industries,  Inc.
on Form 10-K for the year ended  December  31,  2002.  We hereby  consent to the incorporation  by  reference  of said report in the  Registration  Statement  of
Gateway Industries,  Inc. on Form S-8 (File No. 33-38733,  effective January 25,
1991).

/s/ Grant Thornton LLP
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GRANT THORNTON LLP

New York, New York
March 11, 2003